REGULATORY RESTRICTIONS	12 Months Ended
Dec. 31, 2012
Regulatory Restrictions [Abstract]
REGULATORY RESTRICTIONS

NOTE 14 - REGULATORY RESTRICTIONS

Cash and Due From Banks

The district Federal Reserve Bank requires the Bank to maintain certain average reserve balances. As of the year ended December 31, 2011, the Bank had required reserves of $225 thousand, composed of vault cash and a depository amount held directly with the Fed. Effective June 2012, it is no longer necessary to maintain this reserve as the Bank has sufficient vault cash on hand to meet the Fed requirement.

Dividends

The Pennsylvania Banking Code restricts the availability of capital funds for payment of dividends by all state-chartered banks to the surplus of the Bank. Accordingly, at December 31, 2012, the balance in the capital surplus account totaling approximately $1.8 million is unavailable for dividends.